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                                                                 Exhibit 23.02


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Elantec Semiconductor, Inc. on Form S-8 of our report dated October 18, 2000 appearing in the Annual Report on Form 10-K of Elantec Semiconductor, Inc. for the year ended September 30, 2000.

/s/ DELOITTE & TOUCHE LLP

San Jose, California
February 23, 2001